Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
In connection with the Amendment No. 1 to the Annual Report of The Advisory Board Company, Inc. (the “registrant”) on Form 10-K for the year ending March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “report”), we, Frank J. Williams and Michael T. Kirshbaum, Chief Executive Officer and Chief Financial Officer, respectively, of the registrant, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:
(1) The report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the registrant.
Date: July 29, 2007

/s/ Frank J. Williams
Frank J. Williams
Chairman of the Board of Directors and Chief Executive Officer

/s/ Michael T. Kirshbaum
Michael T. Kirshbaum
Chief Financial Officer